                                                                   EXHIBIT 4.3
CUSIP NO.:

REGISTERED NO.: FLR - _____                    PRINCIPAL AMOUNT:$______________



                            H. F. AHMANSON & COMPANY
                           MEDIUM-TERM NOTE, SERIES A
                   Due Nine Months or More from Date of Issue

                                (Floating Rate)


         THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO H. F. AHMANSON & COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY SAVINGS BANK OR NON-BANK SUBSIDIARY OF THE COMPANY AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

         THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

ISSUE PRICE:


ORIGINAL ISSUE DATE:              INITIAL INTEREST RATE:               STATED MATURITY:



INTEREST RESET PERIOD:            INTEREST RESET DATES:                INTEREST DETERMINATION DATES:


CALCULATION DATES:                ACCRUED INTEREST FACTOR:


INTEREST PAYMENT PERIOD:          INTEREST PAYMENT DATES:


INDEX MATURITY:                   SPREAD (plus or minus):              SPREAD MULTIPLIER:


MAXIMUM RATE:                     MINIMUM RATE:

                                  CALCULATION AGENT:                   BASE RATE: (check one)
                                                                       / / Commercial Paper Rate
                                                                       / / Federal Funds Rate
                                                                       / / CD Rate
                                                                       / / 11th District Cost of Funds Rate
                                                                       / / LIBOR
                                                                           / / LIBOR Reuters
                                                                           / / LIBOR Telerate
                                                                       / / Prime Rate
                                                                       / / Treasury Rate
                                                                       / / CMT Rate
                                                                           / / Telerate 7055
                                                                           / / Telerate 7052
                                                                               / / Week
                                                                               / / Month
                                                                           / / CMT Maturity Index:
                                                                                                  -------------

                                                                       / / Other
                                                                                ---------------------------
                                                                               (see attached)

OPTIONAL REDEMPTION:              INITIAL REDEMPTION DATE:             REDEMPTION PRICES:  Initially ___% of
/ / Yes         / / No                                                 Principal Amount and declining by ___% of
                                                                       the Principal Amount on each anniversary of
                                                                       the Initial Redemption Date until the
                                                                       Redemption Price is 100% of the Principal
                                                                       Amount

OPTION TO ELECT REPAYMENT:        OPTIONAL REPAYMENT DATE(S):          OPTIONAL REPAYMENT PRICE(S):
/ / Yes         / / No

REPAYMENT PROVISIONS:

OPTIONAL INTEREST RATE RESET:


EXTENDIBLE MATURITY NOTE:         AMORTIZING NOTE:                     DISCOUNTED SECURITY:
                                                                       / / Yes         / / No

DEPOSITARY: The Depository Trust       OTHER PROVISIONS:
            Company

         If this Security was issued with "original issue discount" for purposes of Section 1273 of the Internal Revenue Code of
1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT                TOTAL AMOUNT OF OID:                 ISSUE PRICE (expressed as a percentage of
SECURITY:                                                                   aggregate principal amount):

/ / Yes         / / No

YIELD TO MATURITY:                     INITIAL ACCRUAL PERIOD OID:          METHOD USED TO DETERMINE YIELD FOR
                                                                            INITIAL ACCRUAL PERIOD:

                                                                            / / Appropriate           / / Exact


         H. F. AHMANSON & COMPANY, a corporation duly authorized and existing under the laws of Delaware (herein called "the Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________ dollars ($__________) at Maturity, and to pay interest thereon from and including the Original Issue Date shown above or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding the next succeeding Interest Payment Date; provided, however, that if this Note has a daily or weekly Interest Reset Period, as shown above, such interest will be paid from and including the Original Issue Date shown above or from and including the last date in respect of which interest has been paid, as the case may be, to and including the regular record date immediately preceding the applicable Interest Payment Date, except that at Maturity the interest payments will include accrued interest from and including the Original Issue Date, or from and including the last date in respect of which interest has been paid, as the case may be, to but excluding Maturity. "Maturity" means the date on which the principal of this Note becomes due and payable in full, whether at the Stated Maturity shown above or earlier by declaration of acceleration, call for redemption, repayment or otherwise. Interest will be paid on the Interest Payment Dates shown above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Base Rate specified above and the Spread, if any, or Spread Multiplier, if any, until the principal hereof is paid or made available for payment, and interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum in effect at the time such principal or installment of interest, as the case may be, was due and payable. The interest so payable and punctually paid or duly provided for on an Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record rate for such interest, which shall be the fifteenth day (whether or not a Business Day, as defined) next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. Payments of principal and interest on Notes for which payments of principal and interest are made in equal installments over the life of the security ("Amortizing Notes"), will be made either quarterly on each March 15, June 15, September 15 and December 15 or semiannually on each June 15 and December 15 as set forth in the applicable Pricing Supplement, and at Maturity. If this Note was originally issued between a regular record date and an Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date following the next succeeding regular record date to the registered owner of this Note on such next succeeding regular record date. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Payment of the principal of and interest, if any, on this Note will be made on each Interest Payment Date or at Maturity by the Trustee as Paying Agent by wire transfer of immediately available funds to a separate account of the Depositary or its nominee at the Federal Reserve Bank of New York, provided that, in the case of payments made at Maturity of this Note, this Note is presented to the Trustee in time for the Trustee to make such payments in accordance with its normal procedures.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Ahmanson has caused this instrument to be duly executed under its corporate seal.

Dated:                                       H. F. AHMANSON & COMPANY


[Corporate Seal]                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

ATTEST:


By:
    -------------------------------



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series described herein and referred to in the within-mentioned Indenture.

                                             CITIBANK, N.A.,
                                             As Trustee


                                             By:
                                                --------------------------------
                                                 Authorized Officer

                               [REVERSE OF NOTE]

                            H. F. AHMANSON & COMPANY
                           MEDIUM-TERM NOTE, SERIES A

                                (Floating Rate)

         Section 1. General. This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of Ahmanson (herein called the "Securities"), of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture, dated as of April 4, 1995, between Ahmanson and Citibank, N.A., as Trustee (the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, Ahmanson and the Holders of the Notes. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, and may otherwise vary as in the Indenture provided. This Note is one of a series designated as "Medium-Term Notes, Series A" of Ahmanson, limited in aggregate principal amount to $500,000,000 or in such lesser amount as may be reduced by the sale of Securities of another series. References herein to "Notes" shall mean the Notes of said Series A.

         Section 2. Payments. (a) Interest on this Note will be payable monthly, quarterly, semiannually or annually (the "Interest Payment Period") as shown on the face hereof. Except as provided below or on the face hereof, the date or dates on which interest will be payable (each an "Interest Payment Date") will be, (i) if this Note has a daily, weekly or monthly Interest Reset Date, the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year; (ii) if this Note has a quarterly Interest Reset Date, the third Wednesday of March, June, September and December of each year; (iii) if this Note has a semiannual Interest Reset Date, the third Wednesday of each of the two months of each year specified on the face hereof; and (iv) if this Note has an annual Interest Reset Date, the third Wednesday of one month of each year specified on the face hereof and, in each case, at Maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date for this Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day except that, if the Base Rate indicated on the face of this Note is LIBOR and if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to this Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall be payable on the date of payment for the period from and after the due date.

         The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be, if the rate of interest on this Note resets daily, each Business Day; if the rate of interest on this Note (other than Treasury Rate Notes) resets weekly, Wednesday of each week; in the case of the Treasury Rate Notes that reset weekly, Tuesday of each week (except as provided below); if the rate of interest on this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset 11th District Cost of Funds Rate Notes, which will reset on the first calendar day of the month); if the rate of interest on this Note resets quarterly, the third Wednesday of March, June, September and December; if the rate of interest on this Note resets semiannually, the third Wednesday of each of the two months of each year specified on the face hereof; and if the rate of interest on this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If any Interest Reset Date for this Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if the Base Rate indicated on the face of this Note is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. If the Base Rate indicated on the face of this Note is the Treasury

Rate and if an auction of Treasury bills (as hereinafter defined) falls on a day that is an Interest Reset Date for this Note, the Interest Reset Date shall be the first Business Day immediately following such auction date.

         As used herein, "Business Day," means any Monday, Tuesday, Wednesday, Thursday or Friday, that in The City of New York is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close and, with respect to Notes as to which LIBOR is an applicable Base Rate, is also a London Business Day. As used herein, "London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         (b) Interest payments on each Interest Payment Date for this Note (except if the rate of interest on this Note resets daily or weekly) will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or date of Maturity. If the rate of interest on this Note resets daily or weekly, interest payments will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to and including the regular record date immediately preceding the applicable Interest Payment Date, except that at the date of Maturity the interest payments will include accrued interest from and including the Issue Date, or from and including the last day in respect of which interest has been paid, as the case may be, to, but excluding, the date of Maturity.

         Accrued interest shall be calculated by multiplying the principal amount of this Note by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise set forth on the face hereof, the interest factor (rounded upward, if necessary, to the next higher one hundred-thousandth of a percent) for each such day is computed by dividing the interest rate applicable to such day by 360, if the Base Rate indicated on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the 11th District Cost of Funds Rate or LIBOR or by the actual number of days in the year, if the Base Rate indicated on the face hereof is the Treasury Rate or the CMT Rate. The interest rate applicable to any date that is an Interest Reset Date is the interest rate for such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as described below). Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum interest rate permitted by New York law as the same may be modified by United States law of general application.

         The Trustee shall be the initial Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect.

         All percentages resulting from any calculations under this Note will be rounded, upward if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of one percentage point being rounded upward) and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

         (c) The interest rate in effect with respect to this Note from the Issue Date to the first Interest Reset Date (the "Initial Interest Rate") will be specified on the face hereof. The interest rate for each subsequent Interest Reset Date will be determined by the Calculation Agent as follows:

             (i) Determination of Commercial Paper Rate. If the Base Rate is the Commercial Paper Rate as indicated on the face hereof, the "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (as defined below) of the rate on such date for commercial paper having the Index Maturity as indicated on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published by 9:00 A.M., New York City time, on the Calculation Date (as defined below), then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading
         "Commercial Paper."   If by 3:00 P.M, New York City time, on such
         Calculation Date such rate is not yet published in Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Interest Determination Date shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating organization; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

                  "Money Market Yield" shall be a yield (expressed as a percentage rounded upward, if necessary, to the next highest one hundred-thousandth of one percentage point) calculated in accordance with the following formula:

                          Money Market Yield =     D  X  360     X  100
                                                   -------------
                                                   360 - (D X M)

         where "D" refers to the applicable per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                  The Commercial Paper Interest Determination Date shall be the second Business Day prior to each Interest Reset Date. The Calculation Date pertaining to a Commercial Paper Interest Determination Date shall be the earlier of (A) the tenth calendar day after such Commercial Paper Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the Commercial Paper Rate applicable to such Interest Reset Date plus or minus the Spread and/or multiplied by the Spread Multiplier, as indicated on the face hereof; however, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to the date of Maturity will be that in effect on the tenth day preceding such date of Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

            (ii) Determination of Federal Funds Rate. If the Base Rate is the Federal Funds Rate as indicated on the face hereof, the "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal funds as published in H.15(519) under the heading "Federal Funds (Effective)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in the Composite Quotations under the heading "Federal

         Funds/Effective Rate." If such rate is not published in either H.15(519) or the Composite Quotations by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

                  The Federal Funds Interest Determination Date shall be the second Business Day prior to each Interest Reset Date. The Calculation Date pertaining to a Federal Funds Interest Determination Date shall be the earlier of (A) the tenth calendar day after such Federal Funds Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the Federal Funds Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

           (iii) Determination of CD Rate. If the Base Rate is the CD Rate as indicated on the face hereof, the "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity as designated on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)," or, if not so published by 11:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated on the face hereof as published by the Federal Reserve Bank of New York in the Composite Quotations under the heading "Certificates of Deposit." If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate for such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect on such CD Interest Determination Date.

                  The CD Interest Determination Date shall be the second Business Day prior to each Interest Reset Date. The Calculation Date pertaining to a CD Interest Determination Date shall be the earlier of
         (A) the tenth calendar day after such CD Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the CD Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

            (iv) Determination of 11th District Cost of Funds Rate. If the Base Rate is the 11th District Cost of Funds Rate as indicated on the face hereof, the "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such 11th District Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 (as defined below) as of 3:00 P.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related 11th District Interest Determination Date, the 11th District Cost of Funds Rate for such 11th District Cost of Funds Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date. "Telerate Page 7058" means the display on the Dow Jones Telerate Service on such page (or such other page as may replace such page on that service for the purpose of displaying the Eleventh District Cost of Funds Rate) for the purpose of displaying the monthly average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District.

                  The 11th District Interest Determination Date shall be the last business day of the month immediately preceding each Interest Reset Date on which the FHLB of San Francisco publishes the Index. The Calculation Date pertaining to an 11th District Interest Determination Date shall be the earlier of (A) the tenth calendar day after such 11th District Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the 11th District Cost of Funds Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

             (v) Determination of LIBOR. If the Base Rate is LIBOR as indicated on the face hereof, "LIBOR" means:

                  (A) With respect to any LIBOR Interest Determination Date, either: (1) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of

             11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (2) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M. London time on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page with respect to LIBOR Reuters by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (B) below.

                  (B) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major United States based banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered rate quotation for deposits in U.S. dollars for the period of the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in The City of New York on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks, having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

                      "Designated LIBOR Page" means either (1) the display on
             the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for U.S. dollars (if "LIBOR Reuters" is designated on the face hereof), or
             (2) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for U.S. dollars (if "LIBOR Telerate" is designated on the face hereof). If neither LIBOR Reuters nor LIBOR Telerate is specified in the Note and applicable Pricing Supplement, LIBOR will be determined as if LIBOR Telerate Page 3750 had been chosen.

                  The LIBOR Interest Determination Date shall be the second London Business Day immediately preceding each Interest Reset Date. The Calculation Date pertaining to a LIBOR Interest Determination Date shall be the earlier of (A) the tenth calendar day after the LIBOR Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

            (vi) Determination of Prime Rate. If the Base Rate is the Prime Rate as indicated on the face hereof, the "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Interest Determination Date, or, if fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for such Prime Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate for such Prime Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the prime rates quoted in The City of New York on such date by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the "Prime Rate" with respect to such Prime Interest Determination Date will be the interest rate otherwise in effect on such Prime Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the page NYMF on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

                  The Prime Interest Determination Date shall be the second Business Day prior to each Interest Reset Date. The Calculation Date pertaining to a Prime Interest Determination Date shall be the earlier of (A) the tenth calendar day after such Prime Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the Prime Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

           (vii) Determination of Treasury Rate. If the Base Rate is the Treasury Rate as indicated on the face hereof, the "Treasury Rate" with respect to any Treasury Interest Determination Date shall be the rate applicable to the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity designated on the face hereof as published in H.15(519) under the heading "U.S. Government Securities/ Treasury Bills/Auction Average (Investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the applicable Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Treasury Interest Determination Date will be the Treasury Rate in effect on such date.

                  The Treasury Interest Determination Date shall be the day of the week in which each Interest Reset Date falls on which Treasury bills would usually be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. The Calculation Date pertaining to a Treasury Interest Determination Date will be the earlier of (A) the tenth calendar day after such Treasury Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread and/or multiplied by the spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

          (viii) Determination of CMT Rate. If the Base Rate is the CMT Rate as indicated on the face hereof, the "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities ... Federal Reserve Board Release
         H.15 ... Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest

         Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

                  "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

                  "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either two, three, five, ten or thirty years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be two years.

                  The CMT Interest Determination Date shall be the second Business Day prior to each Interest Reset Date. The Calculation Date pertaining to a CMT Interest Determination Date shall be the earlier of (A) the tenth calendar day after such CMT Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (B) the Business Day preceding the applicable Interest Payment Date or date of Maturity, as the case may be.

                  The interest rate for each such Interest Reset Date shall be the CMT Rate plus or minus the Spread and/or multiplied by the Spread Multiplier as indicated on the face hereof; provided, however, the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect for the 10 days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day.

         (d) Until this Note is paid or payment of this Note is duly provided for, Ahmanson will, at all times, maintain a paying agent (the "Paying Agent") capable of performing the duties described herein to be performed by the Paying Agent. Ahmanson has initially appointed the Trustee as the Paying Agent. Ahmanson will notify the Holder, in accordance with the Indenture, of any change in the Paying Agent or its address.

         Section 3. Redemption. If so specified on the face hereof, Ahmanson may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof at prices declining from a premium specified on the face hereof, if any, to par together with accrued interest to the date of redemption. Ahmanson may exercise such option by causing a notice of such redemption to be mailed to each Holder by first class mail, postage prepaid, at least 30 but not more than 60 days prior to the date of redemption. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all of the Notes with like tenor and terms to this Note are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         Section 4. Repayment. If so specified on the face hereof, and subject to the terms of the Indenture, this Note will be repayable prior to the Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at a price equal to 100% of the principal amount hereof or, if this Note is a Discounted Security (as specified on the face hereof), at the applicable Optional Repayment Price shown on the face hereof, together with accrued interest to the date of repayment.

         Section 5. Sinking Fund. This Note will not be subject to any sinking fund.

         Section 6. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event of redemption or repayment, or declaration of acceleration following an Event of Default, prior to the Stated Maturity hereof in lieu of the principal amount due at such Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date, the date of repayment, or the date of declaration of acceleration, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

         Section 7. Events of Default. In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal amount of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Ahmanson and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by Ahmanson and the Trustee with the consent of the Holders a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by Ahmanson with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the right of the Holder of this Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest, if any, on this Note at the times, places and rate herein prescribed.

         Section 9. Authorized Denominations. Notes are issuable in registered form without coupons in the minimum denomination of $1,000, and in any larger amount that is an integral multiple of $1,000. Notes may be exchanged by the Holder hereof without charge except for any tax or other governmental charge imposed in connection therewith, for a like aggregate principal amount of Notes of other authorized denominations in the manner and subject to the limitations provided in the Indenture at the office or agency to be maintained by Ahmanson in The City of New York, New York, or at such other location or locations as may be provided for in the Indenture.

         Section 10. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Section 11. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Section 12. Defeasance. The Indenture contains provisions, which apply to this Note, for defeasance at any time of (a) the entire indebtedness of this Note or (b) certain restrictive covenants and Events of Default with respect to this Note, subject in either case to compliance by Ahmanson with conditions set forth in the Indenture.

         Section 13. Definitions. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them therein.

         Section 14. Governing Law. This Note shall be governed and construed in accordance with the law of the State of New York.












                           OPTION TO ELECT REPAYMENT

         The undersigned owner of this Note hereby irrevocably elects to have Ahmanson repay the principal amount of this Note or portion hereof below designated at the Optional Repayment Price indicated on the face hereof.


Dated:
      -------------------------              -----------------------------------------------------
                                             Signature
                                             Sign exactly as name appears on the front of this Note
                                             [SIGNATURE GUARANTEE - required only if Notes are to be issued and delivered to anyone other than
                                             the registered holder]

Principal amount to be repaid, if            Fill in for registration of Notes if to be issued otherwise than
amount to be repaid is less the              to the then registered holder:
principal amount of this Note
(principal amount remaining must be          Name:
an authorized denomination)                       --------------------------------------------------------
                                             Address:
                                                     -----------------------------------------------------

                                                              --------------------------------------------
                                                              (Please print name and address including zip
$                                                             code)
 ------------------------------              SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER

                                             -------------------------------------------------------------


                                 -------------

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - .............. Custodian...........................
                                    (Cust)                    (Minor)
                                  Under Uniform Gifts to Minors Act

                                  ..............................................
                                                     (state)

Additional abbreviations may also be used though not in the above list.


                            -----------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing_____________attorney to transfer said Note on the books of Ahmanson, with full power of substitution in the premises.

Dated:
                                                   -----------------------------
                                                   Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.